Nielsen Announces Agreement to Acquire Arbitron December 18, 2012 Measuring More Media Together Exhibit 99.2

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012

Forward Looking Statements and Other Information
This written communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “will”,
“expect”, “should”, “could”, “shall” and similar expressions. These statements are subject to risks and uncertainties concerning
Nielsen's proposed acquisition of Arbitron, Arbitron's expected financial performance, as well as Arbitron's strategic and operational plans and actual results and events could differ materially from what presently is expected.  The potential risks and uncertainties include the possibility that the transaction will not close or that the closing may be delayed; the possibility that Arbitron may be unable to obtain stockholder approval as required for the transaction or that the other conditions to the closing of the transaction may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; general economic conditions; conditions in the markets Nielsen and Arbitron are engaged in; behavior of customers, suppliers and competitors (including their reaction to the transaction); technological developments; as well as legal and regulatory rules affecting Nielsen’s and Arbitron’s business and specific risk factors discussed in other releases and public filings made by
Nielsen and Arbitron (including the their respective filings with the Securities and Exchange Commission (the “SEC”)).  This list of factors is not intended to be exhaustive.  Such forward-looking statements only speak as of the date of this written communication, and we assume no obligation to update any written or oral forward-looking statement made by us or on our behalf as a result of new information, future events, or other factors.
Forward Looking Statements:
Additional Information and Where to Find It:
Arbitron and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Arbitron’s stockholders in respect of the proposed transaction.
Information regarding Arbitron’s directors and executive officers is available in Arbitron’s proxy statement for its 2012 annual meeting of stockholders, filed with the SEC on April 12, 2012.  Additional information regarding the interests of such potential participants in the proposed transaction will be included in the proxy statement to be filed with the SEC in connection with the proposed transaction.
In connection with the proposed acquisition by Nielsen of Arbitron pursuant to the terms of an Agreement and Plan of
Merger by and among Arbitron, Nielsen, and a wholly-owned subsidiary of Nielsen, Arbitron will file a proxy statement with the SEC.  Investors are urged to read the proxy statement (including all amendments and supplements to it) because it will contain important information. Investors may obtain free copies of the proxy statement when it becomes available, as well as other filings containing information about Arbitron, without charge, at the SEC’s Internet site (www.sec.gov). These documents may also be obtained for free from Arbitron’s Investor Relations web site (http://www.Arbitron.com/investors) or by directing a request to
Arbitron at: Arbitron, 9705 Patuxent Woods Drive, Columbia, Maryland 21046.

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012

Nielsen Strategy
WATCH
BUY
BUY + WATCH
Measure more ways
that consumers spend
time with media
Expand coverage of
consumer purchase
behavior globally
Understand how media
consumption relates to
purchase behavior

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012

Different markets and distinct capabilities
supporting syndicated measurement
Complementary
Assets and Scale
Provides local clients linkage to retail and
purchasing impact to improve ROI
Addresses unmeasured areas: streaming
audio, out-of-home, multicultural audiences
Advertising
Effectiveness
Digital and
Representative
Measurement
Expands global measurement of consumer
behavior
Broader
Platform
Long-term opportunity to measure listening
audiences in non-U.S. markets
Global
Expansion
Transaction Rationale

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012

Expanded Measurement of Global Consumers
Broader
Measurement
Platform
TV/Video
Digital/Social
Radio/Music
What
consumers
watch
Retail
E-commerce
What
consumers
buy
(1) Nielsen Cross-Platform Report: Based on Total US Population, Persons 2+ for TV and Online, (Home and Work) 13+ for Mobile; 2    Qtr 2012; Arbitron Radio Today, 2012
Measuring More Media
Consumption
TV
Radio Total
Average Time Spent per Person per Day
1
~5 hrs
7 hrs
~2 hrs
nd

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012

Complementary Businesses with Great Histories
and Future Opportunities
Nielsen
• Global leader in measurement and analytics
for what consumers buy and watch
• Founded by Arthur C. Nielsen Sr. in 1923
• Retail sales and market share in 100+
countries; TV, digital audience and
cross-platform measurement
• Advertising effectiveness solutions for
TV/video/digital/social
Arbitron
• Leader in measurement of listening
audiences at home, at work, out of home
• Founded by Jim Seiler in 1949
• Local radio ratings, network and national
radio audience measurement plus
consumer information and software services
• Innovator in measurement technologies

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012

Arbitron Financial Summary
Financial summary ($millions)
Cash Flow
(1) As reported in Arbitron Inc. public filings
(2) Defined as EBITDA less Capex
Revenue
Revenue Growth
High Margin
Strong Cash Flow
$385
$395
$422
$445
2009 2010 2011 LTM 9/30/12
$86
$100
$119
$126
2009 2010 2011 LTM 9/30/12
$54
$70
$87
$100
2009 2010 2011 LTM 9/30/12
EBITDA
1
1
2

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012

Robust and scalable integrated
technology platform
Strong cash flow enables
investments for growth
Measuring more media
consumption
More ways to understand and
monetize audiences
•
Streaming audio
• Out-of-home
• Deeper measurement of
U.S. multicultural audiences
Complementary products,
cultures and market fit
Bridging different markets
Expertise in providing clients with
consumer measurement and insights
Global footprint
Links media consumption to retail
and purchasing impact ROI
Enables broader music industry
insights
Benefits of scale
Improving local
advertising effectiveness
Transaction Benefits Both Radio and TV Clients
and Their Respective Advertisers
Client
Benefits

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012

Complementary Business Fundamentals
Embedded in daily
client operations
Mission-critical
measurement
and analytics
Enabling
client growth
Unique consumer
information and insights
Industry-strength,
scalable solutions
Syndicated services
Opportunity for
global growth
Global footprint
Nielsen Arbitron

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012

Transaction Highlights
Purchase
Price
$48 per share: $1.3 billion equity value
26% premium to 12/17/12 close
Consideration 100% cash consideration with committed financing
Pro Forma
Financials
1
Pro Forma Revenue: $6.0 billion
Pro Forma Adj. EBITDA: $1.7 billion
EPS Impact
2
Expect $0.13 accretive impact to Adj. EPS 12 months after close,
$0.19 accretive impact to Adj. EPS 24 months after close
Synergies Expected annualized savings of at least $20MM
Transaction
Close
Transaction close subject to customary closing conditions and regulatory review
(1) Pro forma is sum of Nielsen and Arbitron financials for last twelve months as of 9/30/12, adjusted for joint venture consolidation. Pro forma figures exclude transaction costs, estimates for purchase accounting adjustments and synergy benefits. See Appendix for reconciliation to GAAP financial measures
(2) Excludes transaction costs and estimates for purchase accounting adjustments

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012

Similar Financial Models
Mid-single digit
compounding growth
Consistent growth
Majority of revenues
under contract
Recurring revenue
Syndicated volume
drives margin expansion
Operating leverage
Scale benefits with
low capital intensity
Strong free cash flow
conversion
Nielsen Arbitron

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012

Pro Forma
1
Financials for Last Twelve Months
ended 9/30/12
($ millions)
LTM Revenue LTM Adj. EBITDA
NLSN ARB Pro Forma
LTM Cash Flow
(EBITDA – CAPEX)
Growth Rate
NLSN ARB
(1) Pro forma is sum of Nielsen and Arbitron financials for last twelve months as of 9/30/12, adjusted for pro forma impact of interest, tax and joint venture consolidation. Pro forma figures exclude transaction costs, estimates for purchase accounting adjustments and synergy benefits
(2) See Appendix for reconciliation to GAAP financial measures
(3) Based on constant currency growth
6.7% 4.2% 7.7% 4.5% 6.4% 9.2%
$5,569
$445
$6,043
$1,577
$131
$1,723
Pro Forma NLSN ARB
$1,198
$105
$1,318
Pro Forma
2.8% 16.7% 3.9%
2
3

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012

Financial Impact for Nielsen
Key Considerations
• Modest increase to leverage
• Accretive to Adj. EPS
1
$0.13 to Adj. EPS in 12 months
$0.19 to Adj. EPS in 24 months
• Financing commitment supports
$1.3B purchase amount
• Enhances plan for future return
of capital strategy
(1) Pro forma figures exclude transaction costs and estimates for purchase accounting adjustments
See Appendix for reconciliation to GAAP financial measures

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012

Transaction Advances Our Long-Term Objectives
Robust platforms supporting global solutions
Global scale
Enable greater marketing efficiency
Broader measurement of rapidly changing
consumer behavior
Advertising
ROI
Expanding
coverage

15 Q&A

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 Appendix

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012

2011 Financials
1
ADJ. EBITDA
$1,546 MM
ADJ. EPS
$1.61
YTD 9/30/12
revenue growth
2
4.1%
Snapshot of Nielsen’s Business
Value proposition
Providing independent third-party measurement and market share to consumer packaged goods and media industries globally
Delivering critical media and marketing information, analytics and industry expertise about what consumers watch and what consumers buy on a global and local basis
Clients
Consumer packaged goods manufacturers and
retailers, media content providers and
distributors, digital players and online publishers,
ad agencies
Key Facts
Clients and operations in 100 countries
~70% of business in long-term contracts
CAGR
2
(‘09-’11) 5.8%
REVENUE
$5,532 MM
$4,808
$5,126
$5,532
$5,569
($ millions)
(1)
See Nielsen reconciliation to GAAP financial measures
(2) Based on constant currency growth
9/30/12
2009 2010 2011 LTM

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012

2011 Financials
1
Snapshot of Arbitron’s Business
Clients
Media, mobile, advertising agencies and
advertisers
Key Facts
Primarily U.S.-based business
77% revenues from local ratings services
EBITDA
$119 MM
EPS
$1.93
YTD 9/30/12
revenue growth
7.6%
CAGR
(‘09-’11) 4.7%
Value proposition
Serving the media—primarily radio
Measuring network and local market radio audiences in U.S.; retail, media and product patterns of U.S. consumers; mobile audience measurement and analytics; software services
REVENUE
$422 MM
($ millions)
(1) As reported in Arbitron Inc. public filings
$385
$395
$422
$445
9/30/12

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012

Certain Non-GAAP measures
Overview of Non-GAAP Presentations
Nielsen consistently uses the below non-GAAP financial measures to evaluate the results of our operations. We believe that the presentation of these non-GAAP measures provides useful information to investors regarding financial and business trends related to our results of operations and that when this non-GAAP financial information is viewed with our GAAP financial information, investors are provided with a more meaningful understanding of our ongoing operating performance. None of the non-GAAP measures presented should be considered as an alternative to net income or loss, operating income or loss, cash flows from operating activities or any other performance measures of operating performance or liquidity derived in accordance with GAAP. These non-GAAP measures have important limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under GAAP.
Constant Currency Presentation
We evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our prior-period local currency financial results using the current period exchange rates and comparing these adjusted amounts to our current period reported results.
Net Debt and Net Debt Leverage Ratio
The net debt leverage ratio is defined as net debt as of the balance sheet date divided by Adjusted EBITDA for the twelve months then ended. Net debt and the net debt leverage ratio are not presentations made in accordance with
GAAP, and our use of these terms may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation.

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012

Certain Non-GAAP measures (cont’d)
Adjusted EBITDA
We define Adjusted EBITDA as net income or loss from our consolidated statements of operations before interest income and expense, income taxes, depreciation and amortization, restructuring charges, goodwill and intangible asset impairment charges, stock compensation expense and other non-operating items from our consolidated statements of operations as well as certain other items considered unusual or non-recurring in nature. Adjusted EBITDA is not a presentation made in accordance with GAAP, and our use of the term Adjusted EBITDA may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation. We use Adjusted EBITDA to consistently measure our performance from period to period both at the consolidated level as well as within our operating segments, to evaluate and fund incentive compensation programs and to compare our results to those of our competitors.
Adjusted Net Income
We define Adjusted Net Income as net income or loss from our consolidated statements of operations before income taxes, depreciation and amortization associated with acquired tangible and intangible assets, restructuring charges, goodwill and intangible asset impairment charges, other non-operating items from our consolidated statements of operations and certain other items considered unusual or non-recurring in nature, reduced by cash paid for income taxes. Also excluded from Adjusted Net Income is interest expense attributable to the mandatory convertible subordinated bonds due 2013. We also describe Adjusted Net Income per share as Adjusted EPS.
Last Twelve Months
LTM refers to the last twelve months in the period ended September 30, 2012. For example, Nielsen LTM ended
September 30, 2012 revenue represents $5,532 for the year ended December 31, 2011, less $4,111 for the nine months ended September 30, 2011 plus $4,148 for the nine months ended September 30, 2012. All other financial information presented for the LTM ended September 30, 2012 follows the same approach.

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012
Pro Forma Reconciliation for LTM 9/30/12
Last Twelve Months ended 9/30/12
NLSN ARB
Eliminations/
Adjustments (a)
Total
Revenue $   5,569 $     445 $       29 $   6,043
Net income / (loss) $      329 $       58 $     (41) $      346
Income from discontinued operations, net (2) -- -- (2)
Interest expense, net 424
1 69 494
Provision / (Benefit) for income taxes 187 36 (28) 195
Depreciation and amortization 521 31 -- 552
EBITDA 1,459 126 -- 1,585
Equity in net (income) / loss of affiliates (5) (7) 15 3
Other non-operating (income) / expense, net (1) 3 -- 2
Restructuring charges 85 -- --
85
Stock-based compensation expense 33
9 -- 42
Other items
(b)
6 -- -- 6
Adjusted EBITDA $   1,577 $      131 $     15 $  1,723
Capital Expenditures (379) (26) -- (405)
Cash flow (EBITDA – Capex) $   1,198 $      105 $     15 $  1,318
($ in millions)
(a) Eliminations and adjustments made to reflect pro forma interest, tax and joint venture consolidation impact
(b) Other items for Nielsen primarily consist of deal related fees.

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012
Nielsen Reconciliation to GAAP Financial Measures
(a) (b) (c)  See footnotes on next page
Year ended
December 31
(Unaudited)
2011
Net income $          86
Income from discontinued operations, net (1)
Interest expense, net 471
Provision for income taxes 22
Depreciation and amortization 529
EBITDA 1,107
Equity in net income of affiliates (3)
Other non-operating expense, net
(a)
219
Restructuring charges 84
Stock-based compensation expense 27
Other items
(b)
112
Adjusted EBITDA $      1,546
Interest expense, net (471)
Depreciation and amortization (529)
Depreciation and amortization of acquisition-related tangible and intangible assets 182
Cash paid for income taxes (132)
Stock-based compensation expense (27)
Interest expense attributable to mandatory convertible bonds 21
Adjusted net income $         590
Adjusted net income per share of common stock, diluted
(c)
$1.61
($ in millions except per share amounts)

Copyright © 2012 Nielsen Holdings N.V.
Nielsen and Arbitron Conference Call        December 18, 2012
Nielsen Reconciliation to GAAP Financial Measures
cont’d
(a) Non-operating expense for twelve months ended December 31, 2011 reflects debt extinguishment/pre-payment charges of $231M.
(b) Other items primarily consist of Sponsor Advisory Fees (including termination payments of $102 million for the full year ended December 31, 2011), costs related to our initial public offering and other deal related fees.
(c) Adjusted Net Income per share of common stock presented on a diluted basis includes potential common shares associated with stock-based compensation plans that may have been considered anti-dilutive in accordance with
GAAP. The amount also includes the weighted-average amount of shares of common stock convertible associated with the mandatory convertible bonds based upon the average price of our common stock during the period.
Weighted-average shares of common stock outstanding as of
year end December 31, 2011, basic
352,469,181
Dilutive shares of common stock from
stock compensation plans
5,032,773
Shares of common stock convertible associated
with the mandatory convertible bonds
9,531,994
Weighted-average shares of common stock outstanding,
diluted
367,033,948

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